EXHIBIT 10.8

                                 AMENDMENT NO. 1

                                       TO

                              EMPLOYMENT AGREEMENT


         This Amendment No. 1 (the "Amendment") to Employment Agreement is hereby made and entered into as of this 1st day of May, 1997, by and between Sierra Health Services, Inc., a Nevada corporation (hereinafter referred to as "Employer") and LAURENCE S. HOWARD (hereinafter referred to as "Employee").

     WHEREAS, the Employer and Employee are parties to that certain Employment Agreement dated as of JULY 1, 1996 ; and

         WHEREAS, the parties hereto desire to amend certain terms thereof on the terms and conditions hereinafter set forth; and

         WHEREAS, the Compensation Committee of the Board of Directors of Employer have reviewed and approved this Amendment.

         NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. SENTENCE 1 OF PARAGRAPH 7 OF ARTICLE VII, TERMINATION OF EMPLOYMENT,  IS
HEREBY                     AMENDED                    TO                    READ
------------------------------------------------------------------------------
AS FOLLOWS: ----------

                  In the event of a change in control of the Employer, whereby any "person" (as such term is used in Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934) is or becomes the beneficial owner, directly or indirectly, of securities of Employer representing 51% or more of the combined voting power of the then outstanding securities of Employer, and such change in control was not approved by a majority of the Board of Directors of Employer, Employee, at his/her sole option, shall be entitled to terminate this Agreement and will be entitled to twelve (12) months salary, WHICH SHALL BE GROSSED UP FOR TAXES IN AN AMOUNT NOT TO EXCEED FIFTY PERCENT (50%) OF THE TWELVE (12) MONTHS SALARY, and any other separation compensation and benefits as are routinely made available to other employees of the Employer at the same organizational level.

     2. SENTENCE 1 OF PARAGRAPH 8 OF ARTICLE VII, TERMINATION OF EMPLOYMENT,  IS
HEREBY                     AMENDED                    TO                    READ
-------------------------------------------------------------     AS    FOLLOWS:
----------

                  In the event of a change in control of the Employer, whereby any "person" (as such term is used in Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934) is or becomes the beneficial owner, directly or indirectly, of securities of Employer representing 51% or more of the combined voting power of the then outstanding securities of Employer, and such change in control is approved by a majority of the Board of Directors of Employer, Employee, at his/her sole option, shall be entitled to terminate this Agreement and will be entitled to twelve (12) months salary, WHICH SHALL BE GROSSED UP FOR TAXES IN AN AMOUNT NOT TO EXCEED FIFTY PERCENT (50%) OF THE TWELVE (12) MONTHS SALARY, and any other separation compensation and benefits as are routinely made available to other employees of the Employer at the same organizational level if, within one (l) year after the effective date of the change in control the Employee's principal duties or
                  compensation,   including  salary  and  bonus,  is  materially
                  changed.

     3. SENTENCE 3 OF PARAGRAPH 8 OF ARTICLE VII, TERMINATION OF EMPLOYMENT, IS HEREBY AMENDED TO READ AS FOLLOWS:

                  In addition, if the Employee's employment hereunder is terminated for reasons other than those set forth in Paragraph 4 of this Article within one year after the effective date of a change in control which was approved by a majority of the Employer's Board of Directors, Employee shall be entitled to twelve (12) months salary, WHICH SHALL BE GROSSED UP FOR TAXES IN AN AMOUNT NOT TO EXCEED FIFTY PERCENT (50%) OF THE TWELVE
                  (12) MONTHS SALARY, and all other separation compensation and benefits as are routinely made available to other employees of the Employer at the same organizational level.

     4. EFFECTIVE DATE. This Amendment shall be effective as of May 1, 1997.

     5. CONTINUED EFFECT. Except as otherwise modified hereby, the Agreement shall continue in full force and effect.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.


SIERRA HEALTH SERVICES, INC.



BY:________________________________
         Erin E. MacDonald, President

EMPLOYEE



BY:     /S/ LAURENCE S. HOWARD